                                                                      Exhibit 21
                     MORGAN STANLEY DEAN WITTER & CO. /1/,/2/
                     ---------------------------------
                                  Subsidiaries
                             As on February 1, 2000

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
Dean Witter Alliance Capital Corporation                                                Delaware                  1993
Dean Witter Asset Corporation                                                           Delaware                  1992
Dean Witter Capital Corporation                                                         Delaware                  1987
   Dean Witter Advisers Inc.                                                            Delaware                  1989
   Dean Witter Capital Advisers Inc.                                                    Delaware                  1989
   DW Administrators Inc.                                                               Delaware                  1989
   DW Window Coverings Holding, Inc.                                                    Delaware                  1988
Dean Witter Futures and Currency Management Inc.                                        Delaware                  1987
Dean Witter Realty Inc.                                                                 Delaware                  1982
   Dean Witter Global Realty Inc.                                                       Delaware                  1995
   Dean Witter Holding Corporation                                                      Delaware                  1983
      Civic Center Leasing Corporation                                                  Delaware                  1983
      Lee Leasing Corporation                                                           Delaware                  1982
      Lewiston Leasing Corporation                                                      Delaware                  1983
      Sartell Leasing Corporation                                                       Delaware                  1982
     Dean Witter Leasing Corporation                                                    Delaware                  1982
     Dean Witter Realty Credit Corporation                                              Delaware                  1982
     Dean Witter Realty Fourth Income Properties Inc.                                   Delaware                  1986
     Dean Witter Realty Growth Properties Inc.                                          Delaware                  1985
     Dean Witter Realty Income Associates I Inc.                                        Delaware                  1983
     Dean Witter Realty Income Associates II Inc.                                       Delaware                  1984
     Dean Witter Realty Income Properties I Inc.                                        Delaware                  1983
     Dean Witter Realty Income Properties II Inc.                                       Delaware                  1984
     Dean Witter Realty Income Properties III Inc.                                      Delaware                  1985
     Dean Witter Realty Yield Plus Assignor Inc.                                        Delaware                  1987
     Dean Witter Realty Yield Plus Inc.                                                 Delaware                  1987
     Dean Witter Realty Yield Plus II Inc.                                              Delaware                  1988
     DW Arboretum Plaza Inc.                                                            Delaware                  1992
     DW Bennington Property Inc.                                                        Delaware                  1993
     DW Chesterbrook Investors Inc.                                                     Delaware                  1992
     DW Duportail Investors Inc.                                                        Delaware                  1992
     DW Greycoat Inc.                                                                   Delaware                  1993
     Green Orchard Inc.                                                                 Massachusetts             1991
     LLJV Funding Corporation                                                           Massachusetts             1984
     Realty Management Services Inc.                                                    Delaware                  1982
Dean Witter Reynolds Inc.                                                               Delaware                  1968
     Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.                         Massachusetts             1975
     Dean Witter Reynolds Insurance Agency (Ohio) Inc.                                  Ohio                      1977
     Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.                              Oklahoma                  1976
     Dean Witter Reynolds Insurance Agency (Texas) Inc.                                 Texas                     1978
     Dean Witter Reynolds Insurance Services (Alabama) Inc.                             Alabama                   1991
     Dean Witter Reynolds Insurance Services (Arkansas) Inc.                            Arkansas                  1977
     Dean Witter Reynolds Insurance Services (Illinois) Inc.                            Illinois                  1975
     Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)                        Puerto Rico               1987
     Dean Witter Reynolds Insurance Services (Maine) Inc.                               Maine                     1995
     Dean Witter Reynolds Insurance Services (Montana) Inc.                             Montana                   1977
     Dean Witter Reynolds Insurance Services (New  Hampshire) Inc.                      New Hampshire             1977

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        --------------------    --------
(Dean Witter Reynolds Inc., continued)
  Dean Witter Reynolds Insurance Services (South Dakota) Inc.                           South Dakota              1977
  Dean Witter Reynolds Insurance Services (Wyoming) Inc.                                Wyoming                   1977
  DWR Special Partners Inc.                                                             Delaware                  1982
  Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.                          Arizona                   1974
  Morgan Stanley Dean Witter Insurance Services Inc.                                    Delaware                  1972
     Dean Witter Reynolds Insurance Agency (Indiana) Inc.                               Indiana                   1975
     FD Insurance Services, Inc.                                                        Delaware                  1997
     FD Insurance Services of Nevada, Inc.                                              Nevada                    1997
     FD Insurance Services of New Mexico, Inc.                                          New Mexico                1997
     FD Insurance Services of Texas, Inc.                                               Texas                     1997
Dean Witter Reynolds Partners Inc.                                                      Delaware                  1982
Dean Witter Reynolds Venture Equities Inc.                                              Delaware                  1981
  Dean Witter Venture Management Inc.                                                   Delaware                  1986
Dean Witter Venture Inc.                                                                Delaware                  1993
Demeter Management Corporation                                                          Delaware                  1977
DWD Electronic Financial Services Inc.                                                  Delaware                  1997
  Morgan Stanley Dean Witter Online Inc.                                                California                1992
     Bay One Technologies Group, Inc.                                                   California                1996
DWR Partnership Administrators Inc.                                                     Delaware                  1989
Early Adopter Fund Manager Inc.                                                         Delaware                  1999
Jolter Investments Inc.                                                                 Delaware                  1989
Morgan Rundle Inc.                                                                      Delaware                  1978
  MR Ventures Inc.                                                                      Delaware                  1982
Morgan Stanley & Co. Incorporated                                                       Delaware                  1969
  Graystone Wealth Management Services LLC                                              Delaware                  1999
  Morgan Stanley Flexible Agreements Inc.                                               Delaware                  1992
  MS Securities Services Inc.                                                           Delaware                  1981
  Prime Dealer Services Corp.                                                           Delaware                  1994
Morgan Stanley ABS Capital I Inc.                                                       Delaware                  1997
Morgan Stanley ABS Capital II Inc.                                                      Delaware                  1997
Morgan Stanley Advisory Partnership Inc.                                                Delaware                  1985
Morgan Stanley Asset Funding Inc.                                                       Delaware                  1997
Morgan Stanley Baseball, Inc.                                                           Delaware                  1989
Morgan Stanley Capital Group Inc.                                                       Delaware                  1984
  South Eastern Electric Development Corporation                                        Delaware                  1998
  South Eastern Energy Corporation                                                      Delaware                  1999
  South Eastern Generating Corporation                                                  Delaware                  2000
Morgan Stanley Capital International Inc. *                                             Delaware                  1998
  Morgan Stanley Capital International S.A.                                             Switzerland               1998
Morgan Stanley Capital (Jersey) Limited                                                 Jersey, Channel Is.       1987
Morgan Stanley Capital Partners III, Inc.                                               Delaware                  1993
Morgan Stanley Capital Services Inc.                                                    Delaware                  1985
Morgan Stanley Commercial Mortgage Capital, Inc.                                        Delaware                  1994
Morgan Stanley Credit Products Ltd.                                                     Cayman Islands            1998
Morgan Stanley Dean Witter Advisors Inc.                                                Delaware                  1992
  Morgan Stanley Dean Witter Services Company Inc.                                      Delaware                  1994
Morgan Stanley Dean Witter Capital I Inc.                                               Delaware                  1985
Morgan Stanley Dean Witter Commodities Management Inc.                                  Delaware                  1992
Morgan Stanley Dean Witter Distributors Inc.                                            Delaware                  1992
Morgan Stanley Dean Witter Equity Funding, Inc.                                         Delaware                  1998
Morgan Stanley Dean Witter HK RAV IV, LLC                                               Delaware                  1999

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
Morgan Stanley Dean Witter International Incorporated                                   Delaware                  1978
  Dean Witter Reynolds GmbH                                                             Germany                   1974
  Dean Witter Reynolds (Hong Kong) Limited                                              Hong Kong                 1979
  Dean Witter Reynolds International, Inc.                                              Panama                    1959
     Dean Witter Reynolds (Geneva) S.A.                                                 Switzerland               1991
  Dean Witter International Ltd.                                                        England                   1988
     Dean Witter Capital Markets International Ltd. (U.K.)                              England                   1987
     Dean Witter Futures Limited                                                        England                   1977
     Dean Witter Reynolds Limited                                                       England                   1968
  Dean Witter Reynolds International, S.A.                                              France                    1979
  Dean Witter Reynolds (Lausanne) S.A.                                                  Switzerland               1973
  Dean Witter Reynolds (Lugano) S.A.                                                    Switzerland               1989
  Dean Witter Reynolds S.p.A.                                                           Italy                     1978
  Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.                                Cayman Islands            1998
     Morgan Stanley Dean Witter Nominees Limited                                        Cayman Islands            1999
     Tate Limited                                                                       Cayman Islands            1999
Morgan Stanley Dean Witter Investment Group Inc.                                        Delaware                  1999
Morgan Stanley Dean Witter Investment Management Inc.                                   Delaware                  1980
  Morgan Stanley Dean Witter Global Franchise Inc.                                      Delaware                  1997
  Morgan Stanley Dean Witter Investment Management Holdings Inc.                        Delaware                  1995
     Miller Anderson & Sherrerd, LLP                                                    Pennsylvania              1971
       MAS Fixed Income Partnership I, L.P.                                             Delaware                  1995
          MAS Fixed Income I, LLC                                                       Delaware                  1995
       MAS Fixed Income Partnership II, LP                                              Delaware                  1995
          MAS Fixed Income II, LLC                                                      Delaware                  1995
       MAS Fund Distribution, Inc.                                                      Pennsylvania              1992
Morgan Stanley Dean Witter Municipal Funding, Inc.                                      Delaware                  1998
Morgan Stanley Dean Witter Principal Funding, Inc.                                      Delaware                  1998
Morgan Stanley Dean Witter Trust FSB                                                    Federal Charter           1996
Morgan Stanley Dean Witter Wealth Management, Inc.                                      Delaware                  1998
Morgan Stanley Derivative Products Inc.                                                 Delaware                  1994
Morgan Stanley Developing Country Debt II, Inc.                                         Delaware                  1991
Morgan Stanley Emerging Markets Inc.                                                    Delaware                  1990
Morgan Stanley Equity (C.I.) Limited                                                    Jersey, Channel Is.       1995
Morgan Stanley Equity Finance Limited                                                   England                   1997
Morgan Stanley Equity Investors Inc.                                                    Delaware                  1988
Morgan Stanley Finance (Jersey) Limited                                                 Jersey, Channel Is.       1990
Morgan Stanley Funding, Inc.                                                            Delaware                  1997
Morgan Stanley Global Emerging Markets, Inc.                                            Delaware                  1996
Morgan Stanley Insurance Agency Inc.                                                    Delaware                  1985
Morgan Stanley International Incorporated                                               Delaware                  1963
  AB Asesores Morgan Stanley Dean Witter, S.V., S. A.                                   Spain                     1999
     AB Asesores Alicante, S.A.                                                         Spain                     1996
     AB Asesores Baleares, S.A. *                                                       Spain                     1997
     AB Asesores Bursatiles Aragon, S.A. *                                              Spain                     1988
     AB Asesores Bursatiles Cordoba, S.A. *                                             Spain                     1992
     AB Asesores Bursatiles Murcia, S.A. *                                              Spain                     1993
     AB Asesores Bursatiles Sur, S.A. *                                                 Spain                     1989
       AB Asesores Ceuta, S.L. *                                                        Spain                     1998
     AB Asesores Castilla, S.A. *                                                       Spain                     1996
     AB Asesores CFMB Almeria, S.A. *                                                   Spain                     1998
     AB Asesores Girona, S.A.                                                           Spain                     1996

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
(Morgan Stanley International Incorporated, continued)
 (AB Asesores Morgan Stanley Dean Witter, S.V., S. A., continued)
     AB Asesores Gran Canaria, S.A.                                                     Spain                     1995
     AB Asesores Leon, S.A.                                                             Spain                     1994
     AB Asesores Tenerife, S.A.                                                         Spain                     1996
     AB Asesores Gestion Fondos, SGIIC, S.A.                                            Spain                     1987
     AB Asesores Gestion Pensiones EGFP, S.A.                                           Spain                     1992
     AB Asesores Wellesley, S.A.                                                        Spain                     1998
     Inversiones Tosas, S.A.                                                            Spain                     1987
  Bank Morgan Stanley AG                                                                Switzerland               1973
  Cabot Aircraft Services Limited                                                       Ireland                   1997
  Morgan Stanley AB                                                                     Sweden                    1999
  Morgan Stanley AOZT                                                                   Russia                    1994
  Morgan Stanley Asia Holdings I Inc.                                                   Delaware                  1990
  Morgan Stanley Asia Holdings II Inc.                                                  Delaware                  1990
  Morgan Stanley Asia Holdings III Inc.                                                 Delaware                  1990
  Morgan Stanley Asia Holdings IV Inc.                                                  Delaware                  1990
  Morgan Stanley Asia Holdings V Inc.                                                   Delaware                  1990
  Morgan Stanley Asia Holdings VI Inc.                                                  Delaware                  1990
  Morgan Stanley Asia Pacific (Holdings) Limited                                        Cayman Islands            1995
     Fosbury Investments Cooperatieve U.A.                                              The Netherlands           1998
     Morgan Stanley Asia Regional (Holdings) II LLC                                     Cayman Islands            1995
     Morgan Stanley Asia Regional (Holdings) III LLC                                    Cayman Islands            1995
       Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd                          Rep. of Singapore         1999
          Morgan Stanley Dean Witter Asia (Singapore) Pte                               Rep. of Singapore         1992
          Morgan Stanley Dean Witter Capital Group (Singapore) Pte                      Rep. of Singapore         1990
          Morgan Stanley Dean Witter Futures (Singapore) Pte                            Rep. of Singapore         1992
          Morgan Stanley Dean Witter Private Equity (Asia) Pte Ltd                      Rep. of Singapore         1999
       Morgan Stanley Dean Witter Investment Management Company                         Rep. of Singapore         1990
     Morgan Stanley Asia Regional (Holdings) IV LLC                                     Cayman Islands            1995
     Morgan Stanley Dean Witter (Hong Kong) Holdings                                    Hong Kong                 1998
       MSDW Asia Securities Products LLC                                                Cayman Islands            1995
          Morgan Stanley Dean Witter Asia Limited                                       Hong Kong                 1984
          Morgan Stanley Dean Witter Futures (Hong Kong) Limited                        Hong Kong                 1988
          Morgan Stanley Dean Witter Hong Kong Securities Limited                       Hong Kong                 1988
          Morgan Stanley Dean Witter Pacific Limited                                    Hong Kong                 1987
     MSDW-JL Holdings I Limited                                                         Cayman Islands            1998
       Morgan Stanley Japan (Holdings) Ltd.                                             Cayman Islands            1984
          Morgan Stanley Japan Limited                                                  Hong Kong                 1993
          Morgan Stanley Dean Witter Japan Limited                                      Cayman Islands            1999
  Morgan Stanley Asset & Investment Trust Management Co., Limited                       Japan                     1987
  Morgan Stanley Asset Management S.A.                                                  Luxembourg                1988
  Morgan Stanley Canada Limited                                                         Canada                    1982
  Morgan Stanley Capital SA                                                             France                    1989
  Morgan Stanley Capital (Luxembourg) S.A.                                              Luxembourg                1993
  Morgan Stanley Dean Witter Asia (China) Limited                                       Hong Kong                 1991
  Morgan Stanley Dean Witter Asia (Taiwan) Ltd.                                         Rep. of China             1990
  Morgan Stanley Dean Witter Australia Limited                                          Australia                 1989
  Morgan Stanley Dean Witter Australia Finance Limited                                  Australia                 1999
  Morgan Stanley Dean Witter Australia Securities Limited                               Australia                 1997
     Morgan Stanley Dean Witter Australia Securities (Nominee) Pty Limited              Australia                 1999
  Morgan Stanley Dean Witter (Espana) SA                                                Spain                     1998

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
(Morgan Stanley International Incorporated, continued)
  Morgan Stanley Dean Witter (Europe) Limited                                           England                   1998
     Morgan Stanley Dean Witter Financial Holdings, LLC                                 Delaware                  1999
       Morgan Stanley Dean Witter Hong Kong Finance Limited                             Hong Kong                 1999
     Morgan Stanley Dean Witter Fixed Income Limited                                    Jersey, Channel Is.       1999
       Narib Limited                                                                    Jersey, Channel Is.       1999
       Willow Capital Limited                                                           Jersey, Channel Is.       1999
       Woburn Investments Cooperatieve UA                                               The Netherlands           1999
     Morgan Stanley Dean Witter UK Capital Limited                                      England                   1999
     Morgan Stanley Funding Limited                                                     Jersey, Channel Is.       1997
     Morgan Stanley Funding II Limited                                                  Jersey, Channel Is.       1999
     Morgan Stanley Group (Europe)                                                      England                   1988
       Delta AB 1 General Partner Limited                                               England                   1996
       Morgan Stanley Capital Group Limited                                             England                   1993
       Morgan Stanley Dean Witter Bank Limited                                          England                   1999
       Morgan Stanley Dean Witter Card Services Limited                                 England                   1999
       Morgan Stanley Dean Witter Investment Management Limited                         England                   1986
       Morgan Stanley (Europe) Limited                                                  England                   1993
       Morgan Stanley Finance plc                                                       England                   1993
          MSDW Corporate Holdings Limited                                               England                   2000
            MSDW Corporate Holdings I Limited                                           Jersey, Channel Is.       1999
               Sunningdale Investments Cooperatieve UA                                  The Netherlands           1999
               MSDW Corporate Holdings II Limited                                       Jersey, Channel Is.       1999
       Morgan Stanley Property Management (UK) Limited                                  England                   1987
       Morgan Stanley Services (UK) Limited                                             England                   1993
       Morgan Stanley (Structured Products) Jersey Limited                              Jersey, Channel Is.       1994
       Morgan Stanley UK Group                                                          England                   1976
          Morgan Stanley & Co. International Limited                                    England                   1986
            Morgan Stanley International Nominees Limited                               England                   1994
          Morgan Stanley & Co. Limited                                                  England                   1986
          Morgan Stanley Securities Limited                                             England                   1986
            Morstan Nominees Limited                                                    England                   1986
            MSDW Equity (UK) Plc                                                        England                   1998
     MS Leasing UK Limited                                                              England                   1991
  Morgan Stanley Dean Witter Hong Kong Nominees Limited                                 Hong Kong                 1988
  Morgan Stanley Dean Witter Mauritius Company Limited                                  Mauritius                 1993
     Morgan Stanley Dean Witter Investment Management Private Limited                   India                     1993
     Morgan Stanley India Securities Limited                                            India                     1995
       JM Morgan Stanley Securities Limited *                                           India                     1998
  Morgan Stanley Dean Witter (Thailand) Limited                                         Thailand                  1997
  Morgan Stanley Holding (Deutschland) GmbH                                             Germany                   1990
     Morgan Stanley Bank AG                                                             Germany                   1986
  Morgan Stanley International Insurance Ltd.                                           Bermuda                   1995
  Morgan Stanley Latin America Incorporated                                             Delaware                  1994
     Morgan Stanley Administadora de Carteiras S.A.                                     Brazil                    1996
     Morgan Stanley Dean Witter do Brasil Ltda.                                         Brazil                    1995
       Morgan Stanley Dean Witter Distributidora de Titulos e Valores Mobilarios SA     Brazil                    1998
     Morgan Stanley Financial Products Ltd.                                             Cayman Islands            1997
     MSLA Advisors Incorporated                                                         Delaware                  1995
  Morgan Stanley Middle East Inc.                                                       Delaware                  1997
  Morgan Stanley Mortgage Servicing Ltd.                                                England                   1997
  Morgan Stanley Offshore Investment Company Ltd.                                       Cayman Islands            1987

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
(Morgan Stanley International Incorporated, continued)
  Morgan Stanley S.A.                                                                   France                    1992
     Morgan Stanley Dean Witter (France) SA                                             France                    1998
  Morgan Stanley Services (Jersey) Limited                                              Jersey, Channel Is.       1997
  Morgan Stanley South Africa (Pty) Limited                                             South Africa              1994
  Morgan Stanley SPV I (Cayman Islands) LLC                                             Cayman Islands            1996
     Farlington Corporation                                                             Ireland                   1996
       ITALSEC S.r.l.                                                                   Italy                     1996
  Morgan Stanley SPV II (Cayman Islands) LLC                                            Cayman Islands            1996
  Morgan Stanley Trading Beteiligungs-GmbH                                              Germany                   1993
     Morgan Stanley Trading GmbH & Co. KG                                               Germany                   1994
  Morgan Stanley Wertpapiere GmbH                                                       Germany                   1989
  MS Italy (Holdings) Inc.                                                              Delaware                  1990
     Banca Morgan Stanley SpA                                                           Italy                     1990
  MS LDC, Ltd.                                                                          Delaware                  1991
     MSDW Capital Investments Inc.                                                      Delaware                  1999
  MSAM/Kokusai (Cayman Islands), Inc.                                                   Cayman Islands            1996
  MSAM/Kokusai II (Cayman Islands), Inc.                                                Cayman Islands            1997
  MSDW Investment Holdings Limited                                                      Cayman Islands            1999
     Cabot 2 Limited                                                                    England                   1978
       MS Cabot Inc.                                                                    Delaware                  1995
     MSDW Investment Holdings (US) Inc.                                                 Delaware                  1999
       MSDW Investment Holdings (UK) Ltd.                                               England                   1999
          Acorn Group plc                                                               England                   1983
            Applied Risc Technologies Limited                                           England                   1995
            Cabot 7 Limited                                                             England                   1994
               Cabot 3 Limited                                                          England                   1982
               Cabot 4 Limited                                                          England                   1997
               Cabot 5 Limited                                                          England                   1980
               Cabot 6 Limited                                                          England                   1983
  MSL Incorporated                                                                      Delaware                  1976
Morgan Stanley (Jersey) Limited                                                         Jersey, Channel Is.       1986
Morgan Stanley LEF I, Inc.                                                              Delaware                  1989
Morgan Stanley Leveraged Capital Fund Inc.                                              Delaware                  1985
Morgan Stanley Leveraged Equity Fund II, Inc.                                           Delaware                  1987
Morgan Stanley Dean Witter Private Equity Asia Limited                                  Hong Kong                 1992
Morgan Stanley Leveraged Equity Holdings Inc.                                           Delaware                  1987
Morgan Stanley Market Products Inc.                                                     Delaware                  1987
Morgan Stanley Mortgage Capital Inc.                                                    New York                  1984
Morgan Stanley Overseas Finance Ltd.                                                    Cayman Islands            1997
Morgan Stanley Overseas Services (Jersey) Limited                                       Jersey, Channel Is.       1986
Morgan Stanley Real Estate Investment Management Inc.                                   Delaware                  1990
  Morgan Stanley Real Estate Fund, Inc.                                                 Delaware                  1989
     MSREF I, L.L.C.                                                                    Delaware                  1995
  MSREF I-CO, L.L.C.                                                                    Delaware                  1995
Morgan Stanley Real Estate Investment Management II, Inc.                               Delaware                  1994
  MSREF II-CO, L.L.C.                                                                   Delaware                  1995
Morgan Stanley Realty Incorporated                                                      Delaware                  1969
  BH-MS Realty Inc.                                                                     Delaware                  1983
     BH-MS Leasing Inc.                                                                 Delaware                  1983
       BH-Sartell Inc.                                                                  Delaware                  1983
  Brooks Harvey & Co., Inc.                                                             Delaware                  1971

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
(Morgan Stanley Realty Incorporated, continued)
  Japan Realty Finance Company                                                          Cayman Islands            1998
  Kearny Global, Inc.                                                                   Delaware                  1998
     Corzo Venezia S.R.L.                                                               Italy                     1999
     Kearny Germany GmbH                                                                Germany                   1999
     Kearny Real Estate Company                                                         Delaware                  1998
  Kearny Global Investors, K.K.                                                         Japan                     1998
     Lombard Servicing Inc.                                                             Japan                     1999
  Morgan Stanley Realty of California Inc.                                              California                1970
  Morgan Stanley Realty of Illinois Inc.                                                Delaware                  1989
  Morgan Stanley Realty Japan Ltd.                                                      Japan                     1998
  MSDW Canary Wharf, L.L.C.                                                             Delaware                  1999
  Tokyo Realty Investment Company                                                       Cayman Islands            1998
The Morgan Stanley Scholarship Fund Inc. (Not-For-Profit)                               Delaware                  1985
Morgan Stanley Securitization Funding Inc.                                              Delaware                  1998
Morgan Stanley Senior Funding, Inc.                                                     Delaware                  1996
Morgan Stanley Services Inc.                                                            Delaware                  1988
Morgan Stanley Structured Products (Cayman) I Limited                                   Cayman Islands            1997
  Morgan Stanley Structured Products (Cayman) II Limited                                Cayman Islands            1997
Morgan Stanley Technical Services Inc.                                                  Delaware                  1989
Morgan Stanley Technical Services MB/VC Inc.                                            Delaware                  1993
Morgan Stanley Venture Capital Inc.                                                     Delaware                  1984
Morgan Stanley Venture Capital II, Inc.                                                 Delaware                  1992
Morgan Stanley Venture Capital III, Inc.                                                Delaware                  1996
Morgan Stanley Ventures Inc.                                                            Delaware                  1984
Morstan Development Company, Inc.                                                       Delaware                  1971
  Moranta, Inc.                                                                         Georgia                   1979
  Porstan Development Company, Inc.                                                     Oregon                    1982
MS 10020, Inc.                                                                          Delaware                  1994
MS 10036, Inc.                                                                          Delaware                  1996
MS Capital Cayman Ltd.                                                                  Cayman Islands            1997
MS Capital Holdings Inc.                                                                Delaware                  1997
  Morgan Stanley Capital (Delaware) L.L.C.                                              Delaware                  1997
MS Financing Inc.                                                                       Delaware                  1986
  G.H.Y. Capital II B.V.                                                                The Netherlands           1999
  Corso Marconi Immobiliare Limited Liability Company                                   Delaware                  1998
     Corso Marconi Immobiliare S.a.r.l.                                                 Luxembourg                1998
     Octavian S.a.r.l.                                                                  Luxembourg                1999
       Luxco France  S.a.r.l.                                                           Luxembourg                1999
       Luxco Germany  S.a.r.l.                                                          Luxembourg                1999
          Alfa Romeo Vertriebsgesellschaft mbH *                                        Germany                   1969
          Goliath 89.Beteiligungs-Und Verwaltungesellschaft mbH                         Germany                   1999
       Luxco Spain S.a.r.l.                                                             Luxembourg                1999
       Luxco UK S.a.r.l.                                                                Luxembourg                1999
          Inmap 2000 (U.K.) Limited                                                     England                   1996
       Saigarage Genova SpA                                                             Italy                     1992
  Corso Marconi Immobiliare 2 Limited Liability Company                                 Delaware                  1999
  Morgan Stanley 750 Building Corp.                                                     Delaware                  1994
     G.H.Y. Capital B.V.                                                                The Netherlands           1998
  MS Tokyo Properties Ltd.                                                              Japan                     1989
  MSDW LTCP, L.L.C.                                                                     Delaware                  1998
  MSDW 745, LLC                                                                         Delaware                  1998

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
MS Holdings Incorporated                                                                Delaware                  1995
MS Real Estate Special Situations Inc.                                                  Delaware                  1997
MS Real Estate Special Situations GP Inc.                                               Delaware                  1997
MS Synfuels, Inc.                                                                       Delaware                  1998
MS Technology Holdings, Inc.                                                            Delaware                  1997
MS Venture Capital (Japan) Inc.                                                         Delaware                  1989
MSAM Holdings II, Inc.                                                                  Delaware                  1996
  Van Kampen Investments Inc.                                                           Delaware                  1992
     American Capital Contractual Services, Inc.                                        New York                  1957
     Riverview International Inc.                                                       Delaware                  1998
     Van Kampen Advisors Inc.                                                           Delaware                  1974
     Van Kampen Asset  Management Inc.                                                  Delaware                  1936
     Van Kampen Funds Inc.                                                              Delaware                  1974
     Van Kampen Exchange Corp.                                                          California                1975
     Van Kampen Insurance Agency of Illinois Inc.                                       Illinois                  1996
     Van Kampen Insurance Agency of Texas Inc.                                          Texas                     1996
     Van Kampen Investment Advisory Corp.                                               Delaware                  1982
     Van Kampen Investor Services Inc.                                                  Delaware                  1987
     Van Kampen Management Inc.                                                         Delaware                  1990
     Van Kampen Recordkeeping Services Inc.                                             Delaware                  1997
     Van Kampen System Inc.                                                             Delaware                  1996
     Van Kampen Trust Co.                                                               Texas                     1986
     VKAC Cayman Limited                                                                Cayman Islands            1995
MSBF Inc.                                                                               Delaware                  1995
MSCP III Holdings, Inc.                                                                 Delaware                  1994
MSDW Capital Partners IV, Inc.                                                          Delaware                  1998
MSDW Capital Trust I                                                                    Delaware                  1998
MSDW CPIV Holdings, Inc.                                                                Delaware                  1998
MSDW European Real Estate Special Situations Inc.                                       Delaware                  1999
MSDW International Employee Services LLC                                                Delaware                  1998
MSDW Offshore Equity Services Inc.                                                      Delaware                  1998
  JJ&J Investments Limited                                                              Cayman Islands            1999
  MSDW May PERC I Limited                                                               Cayman Islands            1999
  MSDW Equity Finance Services I (Cayman) Ltd.                                          Cayman Islands            1998
  MSDW Equity Investments Limited                                                       Cayman Islands            1999
  MSDW Offshore Equity Services (Korea) Inc.                                            Delaware                  1999
MSDW Structured Asset Corp.                                                             Delaware                  1998
MSDW Synfuels II, Inc.                                                                  Delaware                  1998
MSDW Synfuels III, Inc.                                                                 Delaware                  1998
MSDW Venture Partners IV, Inc.                                                          Delaware                  1999
MSDW VP IV Holdings, Inc.                                                               Delaware                  1999
MSIT Holdings, Inc.                                                                     Delaware                  1996
  SL Partners MD Side Fund, LLC                                                         Delaware                  1999
MSREF II, Inc.                                                                          Delaware                  1994
  MSREF II, L.L.C.                                                                      Delaware                  1995
MSREF III, Inc.                                                                         Delaware                  1997
MSUH Holdings I, Inc.                                                                   Delaware                  1996
MSUH Holdings II, Inc.                                                                  Delaware                  1996
MS SP Urban Horizons, Inc.                                                              Delaware                  1996
MS Urban Horizons, Inc.                                                                 Delaware                  1994
NOVUS Credit Services Inc.                                                              Delaware                  1960
  Bank of New Castle                                                                    Delaware                  1988

                                                                                                                 Year of
                                                                                        Jurisdiction of           Inc./
                                                                                        Incorporation             Form.
                                                                                        -------------             -----
(NOVUS Credit Services Inc., continued)
  Discover Brokerage Direct, Inc.                                                       Delaware                  1999
  Discover Card Limited                                                                 Gibraltar                 1992
  Discover Financial Services, Inc.                                                     Delaware                  1985
  Discover Services Corporation                                                         Delaware                  1990
  Greenwood Trust Company                                                               Delaware                  1911
     GTC Insurance Agency, Inc.                                                         Delaware                  1999
       GTC Insurance Agency, Inc. of Alabama                                            Alabama                   1999
  Morgan Stanley Dean Witter Bank, Inc.                                                 Utah                      1990
     MWF Insurance Agency, Inc.                                                         Delaware                  1999
       MWF Insurance Agency, Inc. of Alabama                                            Alabama                   1999
  Mountain Receivables Corp.                                                            Delaware                  1996
  NCL Investments, Inc.                                                                 Delaware                  1997
  Morgan Stanley Dean Witter Credit Corporation of Pennsylvania                         Pennsylvania              1967
  Morgan Stanley Dean Witter Credit Corporation                                         Delaware                  1969
  Morgan Stanley Dean Witter Credit Corporation of Iowa                                 Iowa                      1977
  Morgan Stanley Dean Witter Credit Corporation of Minnesota                            Minnesota                 1994
  Morgan Stanley Dean Witter Credit Corporation of Tennessee                            Tennessee                 1975
  NOVUS Financial Corporation of Washington                                             Washington                1991
  Discover Financial Services (Canada), Inc.                                            Canada                    1985
  SCFC Receivables Corp.                                                                Delaware                  1989
     Discover Receivables Financing Corporation                                         Delaware                  1989
     Discover Receivables Financing Group, Inc.                                         Delaware                  1990
  SCFC Receivables Financing Corporation                                                Delaware                  1988
  SPS Transaction Services, Inc.                                                        Delaware                  1991
  Utah Receivables Financing Corporation                                                Delaware                  1997
One Water Corporation                                                                   Massachusetts             1985
Open Road Airways, Inc.                                                                 Delaware                  1998
PG Holdings, Inc.                                                                       Delaware                  1991
PG Investors, Inc.                                                                      Delaware                  1991
PG Investors II, Inc.                                                                   Delaware                  1996
PG Investors III, Inc.                                                                  Delaware                  2000
Pierpont Power, Inc.                                                                    New York                  1987
Reynolds Securities Inc.                                                                Delaware                  1978
Romley Computer Leasing Inc.                                                            Delaware                  1985
Strategic Investments I, Inc.                                                           Delaware                  1996
Tempo-GP, Inc.                                                                          Delaware                  1986
Tempo-LP, Inc.                                                                          Delaware                  1986
Zephyr (Cayman) Limited                                                                 Cayman Islands            1999


/1/ Morgan Stanley Dean Witter & Co. was incorporated in Delaware in 1981. /2/ "*" indicates that one or more minority shareholders are non-affiliates.

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